NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

INTELLINETICS, INC.

SHARES

25,000,000 SHARES AUTHORIZED COMMON STOCK
$.001 PAR VALUE

CUSIP NO. 45825X 20 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

~ *SHARES OF **INTELLINETICS, INC.** COMMON STOCK* ~

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CORPORATE Seal

Countersigned:
Standard Registrar & Transfer Company, Inc.
12528 South 1840 East
Draper, Utah 84020

By ______________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

______________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

Signature ______________________

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By: ______________________
(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AS AMENDED. HAVING BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO REDISTRIBUTE, THEY MAY NOT BE SOLD OR OFFERED FOR IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND AN EXEMPTION FROM THE SECURITIES ACT OF 1933 AS AMENDED, IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE THAT SUCH SHARES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.